© 2010 Coinstar, Inc. All Rights Reserved Investor Update 1 © 2010 Coinstar, Inc. All Rights Reserved Exhibit 99.2 February 23, 2010

Safe Harbor for Forward Looking Statements

© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23,
2010. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.

Coin Kiosks 0
DVD Kiosks 7,000 to 8,000
Coin $265 to $285
DVD $1,080 to $1,140
E-Pay $25 to $35
Money Transfer $95 to $105
Total $1,465 to $1,565
Full Year 2010 Guidance
As of February 23, 2010

Revenue
by Segment (in millions)
Coin – New $8.0 to $10.0
Coin – Maintenance $10.0 to $13.0
DVD $115.0 to $125.0
E-Pay $1.0 to $2.0
Money Transfer $3.0 to $4.0
Corporate/Other $15.0 to $20.0
Total $152.0 to $174.0
EBITDA *
(in millions)
$250 to $265
EPS $1.50 to $1.65
Shares Outstanding  (in millions)
31.4 to 31.6
Estimated Effective Tax Rate 41.5%
Free Cash Flow **  (in millions)
$40 to $60
Capital Expenditures (in millions)
Other
Installations, net
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
*   EBITDA, as defined, represents earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including stock-based compensation and share-based expenses.
** Free Cash Flow, as defined, represents Operating Cash Flow less capital expenditures.

Q1 2010 Guidance
As of February 23, 2010

Revenue   (in millions)
$315 to $335
EBITDA *  (in millions)
$43 to $48
EPS $0.08 to $0.14
Guidance
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
*  EBITDA, as defined, represents earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including stock-based compensation and share-based expenses.

Consolidated Revenue from Continuing Operations
As of December 31, 2009

Revenue
(in millions)
$221
$261
$307
$762
$1,145
2005 2006 2007 2008 2009
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
2009 $   6,153 $   6,118 $   5,844 $   6,670 $   24,785
2008 $   6,068 $   5,828 $   6,216 $   6,388 $   24,500
2007 $   5,116 $   5,151 $   5,570 $   6,987 $   22,824
2006 $   3,815 $   4,194 $   4,553 $   5,027 $   17,589
2005 $   1,624 $   2,197 $   2,551 $   3,096 $     9,468
2009 $ 19,931 $ 22,154 $ 22,476 $ 23,095 $   87,656
2008 $ 20,470 $ 23,787 $ 22,016 $ 21,151 $   87,424
2007 $   4,783 $   5,706 $   6,239 $   7,427 $   24,155
2006 - - - - - - - $   1,027 $   3,489 $   4,486 $     9,002
2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
2009 $ 154,697 $188,925 $ 198 085 $ 231,804 $ 773,511
2008 $   60,513 $  89,956 $ 104,192 $ 133,792 $ 388,453
2007 $     2,602 $    3,063 $     1,649 $     2,216 $     9,530
2006 $        281 $       876 $        891 $     2,405 $     4,453
2005 - - - - - - - - - - - - - - - - - - - - - - - - $          65 $          65
2009 $ 57,987 $ 64,851 $ 69,566 $ 66,435 $ 258,839
2008 $ 59,242 $ 64,501 $ 71,028 $ 66,532 $ 261,303
2007 $ 54,796 $ 62,413 $ 67,401 $ 66,266 $ 250,876
2006 $ 50,513 $ 57,256 $ 61,475 $ 60,664 $ 229,908
2005 $ 46,703 $ 52,589 $ 56,283 $ 55,567 $ 211,142

Revenue by Segment (in thousands)
As of December 31, 2009
Coin Revenue
DVD Revenue (from acquisition date)
Q1 Q2 Q3 Q4 YTD
E-Pay Revenue (from acquisition date)
Money Transfer Revenue (from acquisition date)
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Installations, net (rounded)
As of December 31, 2009
Coin Kiosks
Q1 Q2 Q3 Q4
DVD Kiosks
2009 15,400 17,900 20,600 22,400
2008 7,900 9,600 11,800 13,700
2007 3,000 4,300 5,700 7,000
2006 1,000 1,500 1,700 2,200
2005 - - - - - - - - - - - - - - - - - - - - - 900
Q1 Q2 Q3 Q4
Coin to Card™ or eCertificate Enabled Kiosks
Q1 Q2 Q3 Q4
2009 23,000 24,000 24,500 25,000
2008 18,500 18,900 20,800 23,000
2007 14,000 14,500 15,900 17,500
2006 19,500 19,500 19,500 14,000
2005 16,500 17,000 17,800 19,000
E-Pay POSA Terminals
2009 18,400 18,400 18,800 19,200
2008 15,500 16,500 17,500 18,400
2007 13,800 14,200 14,500 15,400
2006 13,000 13,100 13,100 13,500
2005 12,200 12,400 12,400 12,800
2009 11,000 12,300 12,400 12,500
2008 10,700 10,900 10,900 11,000
2007 8,500 8,900 9,200 10,700
2006 6,100 6,700 7,300 8,200
2005 3,000 3,500 4,700 5,800
Q1 Q2 Q3 Q4
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Q1 Q2 Q3 Q4

Other Information
As of December 31, 2009
Q1 Q2 Q3 Q4
Coin Kiosk Same Store Sales
Total Money Transfer Agents, net
Q1 Q2 Q3 Q4 YTD
Consolidated Capital Expenditures for Continuing Operations (in thousands)
Q1 Q2 Q3 Q4
DVD Kiosk Same Store Sales
2009 $ 35,980 $ 39,572 $ 29,589 $ 48,329 $ 153,470
2008 $ 29,503 $ 36,755 $ 49,482 $ 34,997 $ 150,737
2007 $   8,385 $ 13,255 $ 16,482 $ 15,226 $   53,348
2006 $   3,683 $   5,145 $   5,221 $ 12,256 $   26,305
2005 $   4,852 $   7,086 $   6,072 $   6,427 $   24,437
2009 41,000 44,000 45,000 49,000
2008 35,000 36,000 35,000 38,000
2007 22,000 19,600 19,700 19,100
2006 - - - - - - - > 17,000 22,000 22,000
2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - -
2009 -5.0% -4.3% -5.4% -3.9%
2008 -0.2% -3.2% -1.8% -5.0%
2007 4.3% 4.4% 3.7% 1.7%
2006 7.8% 7.6% 7.0% 6.2%
2005 4.2% 5.7% 5.1% 6.7%
2009 35.0% 33.0% 26.0% 21.0%
2008 37.4% 63.2% 40.6% 64.3%
2007 41.3% 26.6% 33.9% 18.1%
2006 - - - - - - - 103.8% 143.7% 61.7%
2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - -
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Number of Locations *
As of December 31, 2009

Grocery
Mass Merchant
Drug
Convenience Store
Quick Service Restaurant
Financial
Other
Total *
>
>
>
>
>
>
>
>
15,000
3,500
8,000
13,000
2,000
400
4,100
46,000
Q4 2009
* Excludes Money Transfer
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Top 5 Customers* – Select Lines of Business (LOB) and
Consolidated Company
As of  December 31, 2009

*  As measured by revenue.
** All Walmart related companies, including Sam’s Club and ASDA.
DVD
• Walmart**
• Walgreens
• McDonald’s
• Supervalu
• Ahold
Coin
• Kroger
• Walmart**
• Supervalu
• Delhaize
• Ahold
All LOBs
• Walmart**
• Walgreens
• McDonald’s
• Supervalu
• Kroger
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.